UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

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DAYBREAK OIL AND GAS, INC.

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DAYBREAK OIL AND GAS, INC.
601 W. Main Avenue, Suite 1012
Spokane, WA 99201

May [    ], 2009

To Our Shareholders:

We cordially invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Daybreak Oil and Gas, Inc. to be held on Thursday, July 16, 2009, at 11:00 a.m., (PDT), at 601 W. Main Avenue, Spokane, Washington 99201.  The following items are enclosed with respect to our Annual Meeting:
  Notice of the Annual Meeting
  Proxy Statement
  Proxy Card
We encourage you to read all of the materials to learn about the business to come before the meeting.  Your participation is important, regardless of the number of shares you own.  To ensure your representation at the meeting, please review the instructions on the proxy or voting instruction card.  Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible.  Please complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope or follow the alternate voting procedures described on the proxy card.

We look forward to seeing you on July 16th.

Sincerely,

By:	/s/ Dale B. Lavigne
Dale B. Lavigne
Chairman of the Board of Directors

DAYBREAK OIL AND GAS, INC.
601 W. Main Avenue, Suite 1012
Spokane, WA 99201

Notice of Annual Meeting of Shareholders

July 16, 2009

Notice Is Hereby Given that the 2009 Annual Meeting of Shareholders of Daybreak Oil and Gas, Inc. (the “Company” or “Daybreak”), will be held at 11:00 a.m. (PDT), on Thursday, July 16, 2009, at 601 W. Main Avenue, Spokane, Washington 99201, to consider and act upon the following matters:

1.	To elect six directors nominated by our Board of Directors to serve until our Annual Meeting in 2010;

2.	To ratify our appointment of Malone & Bailey, PC as our independent public accountants for the fiscal year ending February 28, 2010;

3.	To approve the Amended and Restated Articles of Incorporation included in the accompanying Proxy Statement; and

4.	To consider any other business as may properly come before the meeting or any adjournment or postponement thereof.

The Proxy Statement, which follows this notice, fully describes these items.  We have not received notice of other matters that may be properly presented at the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record of the Company’s common stock and Series A convertible preferred stock at the close of business on May 21, 2009 are entitled to notice of and to vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend.  You are cordially invited to attend the meeting, but whether or not you expect to attend in person, you are urged to mark, date and sign the enclosed proxy and return it in the enclosed prepaid envelope or follow the alternative voting procedures described on the proxy card.  We recommend that you complete and return a proxy even if you plan to attend the Annual Meeting; you will be free to revoke your proxy and vote in person at the meeting if you wish.  If you wish to vote your shares at the meeting, the inspector of election will be available to record your vote at the meeting site beginning at 10:00 a.m. on the date of the meeting.

By Order of the Board of Directors,

/s/ Karol L. Adams
Karol L. Adams
Corporate Secretary

Spokane, Washington
May [     ], 2009

Table of Contents

Information About The Meeting, Voting And Proxies	1
Date, Time and Place of Meeting	1
Record Date, Shareholders Entitled to Vote	1
Outstanding Shares, Quorum and Voting	1
Solicitation and Revocability of Proxies	2
Purposes of the Meeting	3
How to Vote	3
Meeting Attendance	3
Proxy Statement Mailing Information	3
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 16, 2009.	4
Proposal Number 1: Election Of Directors	5
Proposal Number 2: Ratification Of Independent Public Accountants	8
Fees Billed by Independent Public Accountants	8
Proposal Number 3: Approval Of Amended And Restated Articles Of Incorporation	9
Corporate Governance	10
Corporate Governance Guidelines	10
Board Size and Composition	10
Directors’ Term of Office	10
Independence of Board Members	10
Qualifications for Nominations to the Board of Directors	11
Executive Sessions of the Board	12
Director Orientation and Continuing Education	12
Board of Directors’ Committee Meeting Attendance and Annual Meeting Attendance	12
Communications Between Interested Parties and the Board of Directors	13
Ethical Business Conduct Policy Statement and Code of Ethics for Senior Financial Officers	13
Standing Committees of the Board of Directors	13
Committee Assignments and Meetings Held	13
Committee Functions	14
Pre-Approval Policies and Procedures	14
Report Of The Audit Committee Of The Board Of Directors	15
Report Of The Compensation Committee	18
Director Compensation	19
Director Summary Compensation Table	19
Executive Officers	20
Legal Proceedings	20
Compensation Committee Interlocks and Insider Participation	21
Executive Compensation	21
Compensation Overview	21
Summary Compensation Table	22
Outstanding Equity Awards at Fiscal Year-End	23
Equity Compensation Plan Information	24
Transactions Between The Company And Management	25
Security Ownership	27
Section 16(a) Beneficial Ownership Reporting Compliance	29
Proposals of Shareholders	29
Annual Reports	29
Appendix A	30

DAYBREAK OIL AND GAS, INC.
601 W. Main Avenue, Suite 1012
Spokane, WA 99201

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 16, 2009

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

The Board of Directors (the “Board”) of Daybreak Oil and Gas, Inc., a Washington corporation (the “Company” or “Daybreak”), is soliciting your proxy to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 11:00 a.m. (PDT), on Thursday, July 16, 2009, at our corporate headquarters at 601 W. Main Avenue, Spokane, Washington 99201, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournments of the Annual Meeting.  In this Proxy Statement, unless the context requires otherwise, when we refer to “we,” “us,” “our” or the “Company,” we are describing Daybreak Oil and Gas, Inc.

Record Date, Shareholders Entitled to Vote

The Company has determined May 21, 2009, as the record date with respect to the determination of shareholders entitled to vote at the Annual Meeting.  Daybreak’s outstanding stock includes both common stock and Series A convertible preferred stock.  Only shareholders of record of the Company’s common stock and Series A convertible preferred stock at the close of business on May 21, 2009 are entitled to notice of and to vote at the Annual Meeting.

Outstanding Shares, Quorum and Voting

As of May [21], 2009, the record date, there were [46,979,899] shares of Daybreak common stock outstanding and entitled to one vote each at the Annual Meeting and [1,060,465] shares of Daybreak Series A convertible preferred stock outstanding and entitled to [3,181,395] aggregate votes at the Annual Meeting, which number is equal to the number of shares of common stock into which such shares of Series A convertible preferred stock could be converted on the record date.  Holders of the common stock and the Series A convertible preferred stock vote together as a single class.  The outstanding shares of common stock were registered in the names of [2,245] shareholders and the outstanding shares of Series A convertible preferred stock were registered in the names of [78] shareholders.

The presence of the holders of a majority of the outstanding shares of common stock and Series A convertible preferred stock, either in person or by proxy, is required to constitute a quorum at the Annual Meeting.  We will count abstentions and broker non-votes for purposes of determining whether a quorum is present.  Therefore, proxies that are submitted but are not voted FOR or AGAINST (because of abstention, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting.

The stock does not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of the voting power of the shares voting in an election of directors, acting together (as applicable), may elect all of the directors if they choose to do so.  In such event, the holders of the remaining shares aggregating less than fifty percent (50%) would not be able to elect any directors.  Each common shareholder has the right to vote in person or by proxy one vote for every share of stock standing in his or her name on the books of the Company on the record date, and each holder of Series A convertible preferred stock has the right to vote the number of shares of common stock into which such shares of Series A convertible preferred stock could be converted.

Directors will be elected by a plurality of votes cast.  “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting.

Consequently, withholding authority to vote for a director nominee and broker non-votes in the election of directors will not affect the outcome of the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. The election of directors will be accomplished by determining the six nominees receiving the highest total votes.

All other proposals will be decided by a majority vote of the votes cast with respect thereto.  Because abstentions are not counted as votes cast, they will have no effect on any vote, including as to the election of directors.  Similarly, broker non-votes will have no effect on the vote.

Karol L. Adams and Thomas C. Kilbourne will vote all forms of proxy that are properly completed, signed and returned prior to the Annual Meeting in accordance with the instructions indicated thereon, and in their discretion as to any other matters that may properly come before the meeting.

Computershare Trust Company, N.A. will act as Inspector of Election and preside over counting the votes.

Solicitation and Revocability of Proxies

If you complete and submit your proxy, the shares represented by your proxy will be voted at the Annual Meeting in accordance with your instructions.  If you submit a proxy but you do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted as follows:
  FOR the election of each of the director nominees listed in “Proposal Number 1: Election of Directors” on page 5;
  FOR ratification of our appointment of Malone & Bailey, PC as our independent public accountants for the fiscal year ending February 28, 2010 described in “Proposal Number 2: Ratification of Independent Public Accountants” on page 8 and
  FOR approval of Amended and Restated Articles of Incorporation described in “Proposal Number 3: Approval of Amended and Restated Articles of Incorporation” on page 9.
In addition, if other matters come before the Annual Meeting, the persons named as proxies have discretionary authority to vote on those matters in accordance with their best judgment.  The Board is not currently aware of any other matters to come before the meeting.

You have the right to revoke your proxy at anytime prior to its exercise by written notice to the Corporate Secretary at: Daybreak Oil and Gas, Inc., 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201.  Your written revocation will be effective only if the Corporate Secretary receives the notice at least twenty-four (24) hours prior to the Annual Meeting, or the Inspector of Election receives the notice at the Annual Meeting.

In addition to the solicitation of proxies by use of this Proxy Statement, our directors, officers and employees may solicit the return of proxies by mail, personal interview, telephone or facsimile.  We will not pay additional compensation to our directors, officers or employees for their solicitation efforts, but we will reimburse them for any out–of–pocket expenses they incur in their solicitation efforts.  We will request that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of stock registered in their names.  We have retained Georgeson Inc. to assist us in soliciting your proxy for an estimated fee of $7,000, plus reasonable out-of-pocket expenses.  Georgeson will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of Daybreak common stock.  If so, we will supply them with additional copies of the proxy materials for distribution to the beneficial owners.  We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of Daybreak common stock.

We will bear all costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation.

Purposes of the Meeting

At the Annual Meeting, we will ask our shareholders to consider and act upon the following matters:

1.
To elect six directors to our Board of Directors to serve until our Annual Meeting in 2010, or until their respective successors are elected and qualified (See “Election of Directors”, beginning on page (5));

2.	To ratify our appointment of Malone & Bailey, PC as our independent public accountants for the fiscal year ending February 28, 2010 (See “Ratification of Independent Public Accountants” on page (8));

3.	To approve our Amended and Restated Articles of Incorporation (See “Approval of Amended and Restated Articles of Incorporation” on page (9)); and

4.	To consider any other business as may properly come before the meeting or any adjournments thereof.

 How to Vote

Most shareholders have a choice of voting on the Internet, by telephone, or by mail using a traditional proxy card.  Please refer to the proxy card or other voting instructions included with these proxy materials for information on the voting methods available to you.  If you vote by telephone or on the Internet, you do not need to return your proxy card.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card.  We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

Telephone voting is available for residents of the U.S. and Canada.  You can vote by calling the toll-free telephone number on your proxy card or by visiting the Internet voting website.  Please have your proxy card in hand when you call.  Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 5:00 p.m. Eastern Time on July 15, 2009.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record.  Therefore, we recommend that you follow the voting instructions in the materials you receive.

Meeting Attendance

Subject to space availability, all shareholders as of Record Date, or their duly appointed proxies, may attend the meeting.  Since seating is limited, admission to the meeting will be on a first-come, first-served basis.  If you attend, please note that you will be asked to register as an attendant prior to entering the meeting room.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Proxy Statement Mailing Information

The Securities and Exchange Commission (the “SEC”) permits the Company to deliver a single proxy statement and annual report to one address shared by two or more of the Company shareholders.  This delivery method is referred to as “householding” and can result in cost savings for the Company.  To take advantage of this opportunity, the Company delivers only one proxy statement and annual report to multiple shareholders who share an address.  If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, or if you currently are a shareholder sharing an address with another shareholder and wish to receive only one copy of future proxy statements and annual reports for your household, please send your request in writing to the Company at the following address: 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201, Attn: Corporate Secretary.

We are mailing this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy to our shareholders on or about June 1, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 16, 2009.

Under new SEC rules, you are receiving this notice that the proxy materials for the Company’s Annual Meeting are also available on the Internet.  This Proxy Statement is available at: http://www.edocumentview.com/DBRM.

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS

Our Board is currently comprised of six directors.  The Board has nominated each of the six persons named below for election to the Board for the 2009 term, which expires at the Annual Meeting of Shareholders to be held in 2010.

Directors will be elected by a plurality of the votes cast at the meeting.  The effects of abstentions and broker non-votes are discussed under “Information About the Meeting, Voting and Proxies, Outstanding Shares, Quorum and Voting” on page 1.

A shareholder may (i) vote for the election of any one or more of the nominees, or (ii) withhold authority to vote for one or more of the nominees by so indicating on the proxy card.  Shares will be voted as specified on the enclosed proxy card or as so instructed via the alternative voting procedure described on the proxy card. If you sign, date and return the proxy card without specifying how you want your shares voted, they will be voted for the election of the director nominees.  If, at the time of or prior to the Annual Meeting, any of the nominees are unable or decline to serve, the persons named as proxies may use the discretionary authority provided in the proxy to vote for a substitute or substitutes designated by the Board.  The Board has no reason to believe that any substitute nominee or nominees will be required.

Our shareholders do not have the right to cumulative voting in the election of our directors.  Cumulative voting could allow a minority group to elect at least one director to our Board.  Because there is no provision for cumulative voting, a minority group will not be able to elect any directors.  Conversely, if our principal beneficial shareholders and directors wish to act in concert, they would be able to vote to appoint directors of their choice, and otherwise directly or indirectly, control the direction and operation of the Company.

Nominees for Election as Directors

The names and professional backgrounds of the nominees for election at the Annual Meeting are set forth below.

Name	Age	Director Since

Wayne G. Dotson	74	2008
Dale B. Lavigne	78	1965
Ronald D. Lavigne	54	1999
Timothy R. Lindsey	57	2007
James F. Meara	56	2008
James F. Westmoreland	53	2008

Wayne G. Dotson was elected as a member of the Board in July 2008.  Mr. Dotson practiced oil and gas law, specializing in representation of various bank energy lending departments, including representing the banks in oil and gas company loans of up to $500 million, secured by oil and gas properties. His experience includes review of title information on oil and gas leases, preparation of mortgage and other security documents, and preparation of complex credit agreements and other related documents.  From 1961 through 1984, Mr. Dotson was employed with the Texas law firm of Foreman, Dyess, Prewett, Rosenberg & Henderson, which later became Foreman & Dyess. From 1984 through 1990, Mr. Dotson was employed with the law firm of Dotson, Babcock & Scofield. In addition to legal practice at Dotson, Babcock and Scofield, Mr. Dotson served as Managing Partner and a member of the Compensation Committee.  After Dotson, Babcock & Scofield merged with Jackson Walker, LLP, in 1990; Mr. Dotson continued his service until his retirement from the firm on January 1, 2008. During his tenure with Jackson Walker, a law firm of 350 attorneys located in seven Texas cities, he also served on the Management Committee, Compensation Committee, and Business Development Committee.  Mr. Dotson received his B.B.A. degree in 1957 and J.D. degree in 1961 from the University of Texas.

Dale B. Lavigne is Chairman of the Board and a director of the Company.  Mr. Lavigne has served as a director of the Company since 1965 and served as the Company’s President from 1989 until December 2004.  For the past 47 years, Mr. Lavigne has been the chairman and a director of the Osburn Drug Company, Inc., a four-store chain of retail pharmacies in North Idaho.

Mr. Lavigne is also a director and officer of Metropolitan Mines, Inc., a reporting publicly-held, inactive mineral exploration company.  Mr. Lavigne is also a director and officer of various other public non-reporting inactive mineral exploration companies.  Mr. Lavigne is the former chairman of the First National Bank of North Idaho; a former member of the Gonzaga University Board of Regents; former President of the Silver Valley Economic Development Corporation and a former member of the Governor’s Task Force on Rural Idaho. Mr. Lavigne is the father of Ronald D. Lavigne and the father-in-law of Thomas C. Kilbourne, our Controller and Assistant Corporate Secretary.  Mr. Lavigne graduated from the University of Montana with a bachelor of science degree in pharmacy.

Ronald D. Lavigne has served as a director of the Company since July of 1999.  Mr. Lavigne is the president and a director of the Osburn Drug Company  and serves as President of the Idaho State Pharmaceutical Association.  He is also a director and officer of various other public non-reporting inactive mineral exploration companies, and is the son of Dale B. Lavigne and the brother-in-law of Thomas C. Kilbourne, our Controller and Assistant Corporate Secretary.  Mr. Lavigne graduated from the University of Montana with a bachelor of science degree in pharmacy.

Timothy R. Lindsey was elected as a member of the Board of Directors in January 2007.  He served as the Company’s Interim President and Chief Executive Officer from December 2007, until his resignation in October 2008.  Mr. Lindsey has over thirty years of technical and executive leadership in exploration, production, technology, and business development in the United States, Canada, Africa, Europe, Latin America and Asia – Pacific.  From March 2005 to the present, Mr. Lindsey has been a Principal of Lindsey Energy and Natural Resources an independent consulting firm specializing in energy and mining industry issues. From September 2003 to March 2005, Mr. Lindsey held the positions of Vice-President, Exploration and Senior Vice-President, Exploration with the Houston Exploration Company, a Houston-based independent natural gas and oil company formerly engaged in the exploration, development, exploitation and acquisition of domestic natural gas and oil properties.  From October 1975 to February 2003, Mr. Lindsey was employed with Marathon Oil Corporation, a Houston-based company engaged in the worldwide exploration and production of crude oil and natural gas, as well as the domestic refining, marketing and transportation of petroleum products.  During his 27 year tenure with Marathon, Mr. Lindsey held a number of positions including senior management roles in both domestic and international exploration and business development.  Mr. Lindsey serves as Chairman of the Board of Directors of Revett Minerals Inc., a Washington-based mining company.  He also serves as a Director for Challenger Energy Corp., a Calgary-based oil and gas company focused on projects offshore Trinidad and Tobago; and, Rock Energy Resources, Inc., a Houston-based oil and gas company engaged in the exploration, development and production of crude oil and natural gas.  Mr. Lindsey is also the President and founder of Canadian Sahara Energy Inc., a private company with exploration and production interests in Tunisia and Libya, and is the main principal in Lindsey Energy & Natural Resources, Consulting.  Mr. Lindsey obtained his Bachelor of Science degree in geology at Eastern Washington University in 1973, and completed graduate studies in economic geology from the University of Montana in 1975.  In addition, he completed the Advanced Executive Program from the Kellogg School of Management, Northwestern University, in 1990. Mr. Lindsey is a member of the American Association of Petroleum Geologists and the Rocky Mountain Association of Geologists.

James F. Meara was elected as a member of the Board in March 2008.  From 1980 through December 2007, Mr. Meara was employed with Marathon Oil Corporation, a Houston-based company engaged in the worldwide exploration and production of crude oil and natural gas, as well as the domestic refining, marketing and transportation of petroleum products.  During his 27 year tenure with Marathon, Mr. Meara moved through a series of posts in the tax department, becoming manager of Tax Audit Systems and Planning in 1988, and in 1995, he was named Commercial Director of Sakhalin Energy in Moscow, Russia.  From 2000, Meara served as Controller and was appointed to Vice President of Tax in January 2002, serving until his retirement in December 2007.  Mr. Meara holds a bachelor’s degree in accounting from the University of Kentucky and a master’s degree in business administration from Bowling Green State University, and is a member of the American Institute of Certified Public Accountants.

James F. Westmoreland was appointed President and Chief Executive Officer and director in October 2008.  He also serves as interim principal finance and accounting officer.  Prior to that, he had been our Executive Vice President and Chief Financial Officer since April 2008.  He also served as the Company’s interim Chief Financial Officer from December 2007 to April 2008.  From August 2007 to December 2007, he consulted with the Company on various accounting and finance matters.  Prior to that time, Mr. Westmoreland was employed in various financial and accounting capacities for The Houston Exploration Company for 21 years, including Vice President, Controller and Corporate Secretary, serving as its Vice President and Chief Accounting Officer from October 1995 until its acquisition by Forest Oil Corporation in June 2007.

Mr. Westmoreland has over 30 years of experience in oil and gas accounting, finance, corporate compliance and governance, both in the public and private sector.  He earned his bachelor of business administration degree in accounting from the University of Houston.

Family Relationships

Dale B. Lavigne and Ronald D. Lavigne are father and son.  Thomas C. Kilbourne, Controller and Assistant Corporate Secretary, is Dale B. Lavigne’s son-in-law and Ronald D. Lavignes’s brother-in-law.

Beneficial ownership information for these individuals is shown under the heading “Security Ownership of Certain Beneficial Owners, Executive Management and Directors” on page 27.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SIX DIRECTOR NOMINEES.  PROXIES EXECUTED AND RETURNED WILL BE VOTED “FOR” ALL SIX DIRECTOR NOMINEES UNLESS THE PROXY SPECIFIES OTHERWISE.

PROPOSAL NUMBER 2:

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Our Audit Committee has appointed the firm of Malone & Bailey, PC (“Malone & Bailey”) as our independent public accountants to audit our accounts for the fiscal year ending February 28, 2010.  Malone & Bailey has served as our independent public accountants since November 2006, including for the fiscal year ended February 28, 2009.  While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight over the independent public accountants, our bylaws do not require that our shareholders ratify the appointment of our independent public accountants.  We are requesting, as a matter of good corporate governance, that the shareholders ratify the appointment of Malone & Bailey to audit the books, records and accounts of Daybreak for the year ending February 28, 2010.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Malone & Bailey and may retain that firm or another without re-submitting the matter to our shareholders.  Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent public accountants at anytime during the year if it determines that such change would be in the best interest of our shareholders.

A representative of Malone & Bailey will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Pre-Approval Policies and Procedures

The Audit Committee has adopted guidelines for the pre-approval of audit and permitted non-audit services by our independent public accountants, as described under “Pre-Approval Policies and Procedures” on page 14.

Fees Billed by Independent Public Accountants

The following table provides a summary of fees for professional services performed by Malone & Bailey for the audit of our financial statements for the fiscal years ended February 28, 2009 and February 29, 2008 together with fees billed for other services:

Services Rendered	Fees Billed FY 2009	Fees Billed FY 2008
Audit fees	$116,243	$125,589
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$116,243	$125,589

The Audit Committee has reviewed the nature and scope of the services provided by Malone & Bailey and considers the services provided to have been compatible with the maintenance of Malone & Bailey’s independence.

The Audit Committee has determined that the scope of services to be provided by Malone & Bailey for the year ending February 28, 2010 will generally be limited to audit and audit-related services.  The Audit Committee must expressly approve the provision of any service by Malone & Bailey outside the scope of the foregoing services.

Ratification of Proposal No. 2 requires approval by the holders of a majority of the shares of common stock and Series A convertible preferred stock (voting on an as-converted basis) present at the Annual Meeting (either in person or by proxy).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NUMBER 2.  PROXIES EXECUTED AND RETURNED WILL BE VOTED “FOR” PROPOSAL NUMBER 2 UNLESS THE PROXY SPECIFIES OTHERWISE.

PROPOSAL NUMBER 3:

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board has unanimously determined that it is advisable and in the best interests of Daybreak’s shareholders to amend and restate the Company’s Articles of Incorporation (as amended to date, the “Present Articles”).  The full text of the proposed Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Appendix A (the “Restated Articles”).

The Present Articles consist of the original articles of incorporation, as filed on March 10, 1955, plus seven different amendments, filed from 1955 through 2006.  The Board proposes adoption of the Restated Articles, subject to shareholder approval, for the following general purposes:
  to consolidate into a single document the original articles of incorporation and the various amendments thereto to simplify reference to, and clarify interpretation of, the articles.  Currently, because they reside in eight separate documents, and because some amendments supersede earlier provisions, referencing and interpreting the Present Articles can be time-consuming and confusing;
  to simplify and provide consistency;
  to make updates to comply with, or make certain changes as permitted by, the present requirements of Washington law; and
  to correct errors and clarify certain language.
The Restated Articles incorporate a series of amendments, which generally include several non-substantive, ministerial amendments, such as changes to the company’s registered agent, the updating of cross-references and the elimination of duplicative language.  The Restated Articles also specifically include the following changes:  (1) a modification to Article V (Directors) to remove the specific language providing that the Company shall have no less than three directors and no more than nine directors, which is not required to be included in the articles under Washington law, to defer to the language set forth in Company’s bylaws (which, consistent with the Present Articles, states that the board will be composed of not less than three nor more than nine directors); (2)  a modification to Article V (Directors) to clarify that the Board of Directors, and not the shareholders, will fill any director vacancies (the Present Articles provide that director vacancies may be filled by the remaining directors, but do not clarify that only the Board can fill such vacancies); (3) a correction of an apparent drafting error in Article VI (Capital Shares) by deleting a reference to directors elected/appointed by Series A convertible preferred shareholders, since the Present Articles do not contemplate that the Series A convertible preferred shareholders have such a right; (4) a correction of an apparent drafting error in Article VI, Section 6.4.4(d) (Capital Shares) by adding the word “Board” to complete an incomplete clause, consistent with what is believed to have been the intent of such provision; (5) a revision to language in Article X regarding indemnification and limitation of director liability to clarify that any repeal or modification of the provision does not adversely affect any rights relating to acts or omissions occurring prior to such repeal or modification.  Please refer to Appendix A attached to this Proxy Statement to review the full text of the Restated Articles.

The affirmative vote of the holders of a majority of the outstanding shares of common stock and Series A convertible preferred stock (voting on an as-converted basis) will be required for adoption of this amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION.

CORPORATE GOVERNANCE

Corporate governance is the process by which public corporations are governed and/or monitored.  Corporate governance also refers to the structures and processes for the direction and control of companies.  Corporate governance concerns the relationships among the management, Board, and all shareholders.  Good corporate governance enhances the performance of companies and shareholder value.

The Board ensures the soundness of policies and the overall direction of the Company.  The Board has focused on building Daybreak’s strong corporate governance practices.  Accordingly, our corporate governance policies and practices are designed not only to satisfy regulatory requirements, but also to provide for the effective oversight and management of the Company.  Daybreak has adopted various corporate governance enhancements, which formalize Daybreak’s corporate governance policies and practices, highlighted in this Proxy Statement and include:
  Committee Charters
  Amended and Restated Ethical Business Conduct Policy Statement
  Senior Financial Officers Code of Ethics
  Corporate Governance Guidelines
  Qualifications for Nominations to the Board of Directors
  Related Party Transactions Policy
  Securities Compliance Policy
  Fair Disclosure Policy
  Director Education Policy
  Board Member Independence Standards
  Audit Committee Fee Pre-Approval Policy.
Our Corporate Governance policies and procedures comply with regulatory requirements.

Our Corporate Governance policies and procedures are available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and are also available upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201.  The contents of this website are not incorporated by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

Corporate Governance Guidelines

Our Board has adopted comprehensive Corporate Governance Guidelines outlining the functions and responsibilities of the Board and various processes and procedures designed to ensure effective and responsive corporate governance.  The Nominating and Corporate Governance Committee (the “Governance Committee”) has the responsibility to review these guidelines periodically in response to changing regulatory requirements and best practices and revises them accordingly.  Our Corporate Governance Guidelines are designed to conform to all rules and regulations of the SEC.

Board Size and Composition

Our Board is currently comprised of six directors.  The Board has nominated six persons for election to the Board for the term which expires at the Annual Meeting of Shareholders to be held in 2010.

Directors’ Term of Office

Directors hold office until the next annual meeting of shareholders and the election and qualification of their successors.

Independence of Board Members

We seek individuals who are able to guide our operations based on their business experience, both past and present, or their education. Our business model is not complex and our accounting issues are straightforward.

The Governance Committee is delegated to review the independence and qualifications of each member of the Board and its various Committees.  Directors are deemed independent only if the Board affirmatively determines that they have no material relationship with Daybreak, directly or as an officer, share owner or partner of an organization that has a relationship with us.

The Company has adopted the standards of the NYSE Alternext, formerly known as the American Stock Exchange, for determining the independence of its directors.  These independence standards specify the relationships deemed sufficiently material to create the presumption that a director is not independent.  No director qualifies as independent unless the Company’s Board affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In addition, Section 803A of the NYSE Alternext US Company Guide (and related commentary) sets forth the following non-exclusive list of persons who shall not be considered independent:

(a)
a director who is, or during the past three years was, employed by the Company, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year);

(b)
a director who accepted or has an immediate family member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for Board or Board committee service,

(ii)	compensation paid to an immediate family member who is an employee (other than an executive officer) of the Company,

(iii)	compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year), or

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c)	a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

(d)
a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

(e)
a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the issuer’s executive officers serve on the compensation committee of such other entity; or

(f)
a director who is, or has an immediate family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

Directors serving on the Company’s audit committee must also comply with the additional, more stringent requirements set forth in Section 803B of the NYSE Alternext US Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Consistent with these considerations, after review of all relevant transactions and/or relationships between each director, or any of his family members, and Daybreak, its senior management and its independent public accountants, the Board affirmatively determined that four of the current directors, Messrs. Wayne G. Dotson, James F. Meara, Dale B. Lavigne and Ronald D. Lavigne are independent.  Messrs. Timothy R. Lindsey, our former Interim President and Chief Executive Officer, and Mr. James F. Westmoreland, our President and Chief Executive Officer; are not independent.

Qualifications for Nominations to the Board of Directors

The Governance Committee independently identifies qualified candidates for nomination to the Board and evaluates, in the same manner as all other candidates, the qualifications of all candidates that shareholders properly recommend for nomination.  All candidates are considered under the Qualifications for Nominations to the Board of Directors Policy.  In addition, we have an established process for the selection of nominees as described in Item 8 of the Corporate Governance Guidelines.

Nominees are evaluated based on their background, experience and other relevant factors described in the Qualifications for Nominations to the Board of Directors Policy.  We have not, and  do not plan to engage a third-party to identify, evaluate, or assist in identifying or evaluating potential nominees.  In accordance with our Amended and Restated Bylaws and Corporate Governance Guidelines, nominations by shareholders must be preceded by notification in writing received by the Secretary of the Company and otherwise comply with our Amended and Restated Bylaws’ timing and other requirements for shareholder nominations, which are described under “Proposals of Shareholders” on page 29.  Such notification shall contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

(A)    the name, age, residence, personal address and business address of each proposed nominee and of each such person;

(B)    the principal occupation or employment, the name, type of business and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person;

(C)    the amount of capital stock of the Company owned beneficially, either directly or indirectly, by each proposed nominee and each such person;

(D)    a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the Company will or may be a party; and

(E)    any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section.

As of May [     ], 2009, no such recommendations have been received with respect to our 2009 Annual Meeting.

Each of the current nominees for director listed under the caption “Proposal Number 1: Election of Directors” is an existing director standing for re-election.  The Governance Committee did not receive any recommendation for a nominee proposed from any shareholder or group of shareholders with respect to our 2009 Annual Meeting.

Executive Sessions of the Board

Our Corporate Governance Guidelines require our non-management directors to meet in executive session in conjunction with each of the Board’s regularly scheduled meetings and our independent directors to meet alone in special session at least once each calendar year.  Executive sessions including only non-management directors are chaired by the Chairman of the Audit Committee.  The Chairman of the Governance Committee would preside over executive sessions of only independent directors.

Director Orientation and Continuing Education

The Board has adopted a Director Education Policy that encourages all directors to pursue ongoing education and development studies on topics that they deem relevant given their individual backgrounds and committee assignments on the Board. The Governance Committee is authorized to make such director educational recommendations to individual directors as the Committee deems is in the best interest of effective stewardship and Board operation.  The directors are provided with continuing education materials covering upcoming seminars and conferences.

Board of Directors’ Committee Meeting Attendance and Annual Meeting Attendance

Our Corporate Governance Guidelines dictate that directors use all reasonable efforts to attend all meetings of shareholders, the Board and all Committees on which they serve, unless impracticable or excused.  For the fiscal year ended February 28, 2009, our Board met seven times.  All directors attended at least 75 percent of the aggregate number of meetings of our Board and meetings of Committees on which they served.

Communications Between Interested Parties and the Board of Directors

Our Corporate Governance Guidelines permit interested parties to communicate in writing directly with our Board or individual Board members.  Correspondence must be addressed to the intended recipient, c/o Corporate Secretary, Daybreak Oil and Gas, Inc., 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201.  All communications received as described above and intended for the Board as a group or any director individually will be relayed to the appropriate directors.

Ethical Business Conduct Policy Statement and Code of Ethics for Senior Financial Officers

All of our employees, officers and directors are required to comply with our Ethical Business Conduct Policy Statement to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior.  Our Code of Business Conduct covers all areas of professional conduct including:
  Conflicts of interest
  Customer relationships
  Insider trading of our securities
  Financial disclosure
  Protection of confidential information
  Strict legal and regulatory compliance.
Our employees, officers and directors are required to certify their compliance with our Ethical Business Conduct Policy Statement once each year.

In addition to the Ethical Business Conduct Policy Statement, all members of our senior financial management, including our Chief Executive Officer, have agreed in writing to our Code of Ethics for Senior Financial Officers, which prescribes additional ethical obligations pertinent to the integrity of our internal controls and financial reporting process, as well as the overall fairness of all financial disclosures.

The full text of our Ethical Business Conduct Policy Statement, and the Code of Ethics for Senior Financial Officers, each of which were amended and restated in February 2009, are available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and are also available upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201.

We intend to promptly disclose via a Current Report on Form 8-K or an update to our website information about any amendment to, or waiver of, these codes with respect to our executive officers and directors.

Standing Committees of the Board of Directors

Our Board has created three standing committees:
  Audit Committee
  Nominating and Corporate Governance Committee
  Compensation Committee
Committee Assignments and Meetings Held

The following table reflects the committee assignments for the fiscal year ended February 28, 2009.

	AUDIT	NOMINATING AND CORPORATE GOVERNANCE	COMPENSATION
Wayne G. Dotson*(1)	X	X	X
Dale B. Lavigne*	X	X	XX
Ronald D. Lavigne*	X	XX
James F. Meara*(2)	XX	X	X
Timothy R. Lindsey
James F. Westmoreland

*	Independent Director
(1)	Mr. Dotson joined the Board in July 2008.
(2)	Audit Committee Financial Expert
X	Committee Member
XX	Committee Chairman

Committee Functions

Audit Committee

During the fiscal year ended February 28, 2009, the Audit Committee met eight times.  The Audit Committee operates under a charter that was amended and restated in February 2009 and is available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and also upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201.

The Audit Committee is responsible for monitoring the integrity of the Company’s financial reporting standards and practices and its financial statements, overseeing the Company’s compliance with ethics and legal and regulatory requirements, and selecting, compensating, overseeing, and evaluating the Company’s independent public accountants.

The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities to oversee management activities related to accounting and financial reporting policies, internal controls, auditing practices and related legal and regulatory compliance.  In that connection, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent public accountants for the purposes of preparing or issuing an audit report or performing other audit, review or attest services.  The Audit Committee determines the independence of our independent public accountants, and our independent public accountants report directly to the Audit Committee, which also must review and pre-approve the current year’s audit and non-audit fees.  The Audit Committee has the authority to select, retain and/or replace consultants to provide independent advice to the Committee.

The Audit Committee charter prescribes the Committee’s functions, which include the following:
  Maintaining our compliance with legal and regulatory requirements relating to financial reporting accounting and controls
  Overseeing our whistleblower procedures
  Overseeing the pre-approval of audit fees
  Appointing and overseeing our independent public accountants
  Overseeing our internal audit function
  Overseeing the integrity of our financial reporting processes, including the Company’s internal controls
  Assessing the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on our financial statements
  Reviewing our earnings press releases, guidance and SEC filings
  Overseeing our risk analysis and risk management procedures
  Resolving any disagreements between management and the independent public accountants regarding financial reporting
  Overseeing our business practices and ethical standards
  Preparing an audit committee report to be included in our public filings pursuant to applicable rules and regulations of the SEC.
The members of the Audit Committee are Messrs. Wayne G. Dotson, Ronald D. Lavigne, Dale B. Lavigne, and James F. Meara.

The Audit Committee’s report for 2009 appears under “Report of the Audit Committee of the Board of Directors” beginning on page 15.

Pre-Approval Policies and Procedures

The Audit Committee has adopted guidelines for the pre-approval of audit and permitted non-audit services by our independent public accountants.  The Audit Committee considers annually and approves the provision of audit services by our independent public accountants and considers and pre-approves the provision of certain defined audit and non-audit services.  The Audit Committee also considers on a case-by-case basis and approves specific engagements that are not otherwise pre-approved.  Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Chairman of the Audit Committee.  The Chairman of the Audit Committee reports any specific approval of services at the next regular Audit Committee meeting.

The Audit Committee reviews a summary report detailing all services being provided to Daybreak by its independent public accountants.  All of the fees and services described above under “audit fees,” “audit-related fees,” “tax fees” and “all other fees” were pre-approved in accordance with the Audit Fee Pre-Approval Policy and pursuant to Section 202 of the Sarbanes-Oxley Act of 2002.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities to oversee management activities related to accounting and financial reporting policies, internal controls, auditing practices and related legal and regulatory compliance.  In that connection, the Audit Committee reviews and reports to the Board with respect to various auditing and accounting matters, including overseeing the integrity of our quarterly and annual financial statements; our compliance with legal and regulatory requirements; the selection, and annual review of independence, qualifications, performance and compensation of our independent public accountants;  the performance of our internal audit function; the review and pre-approval of the current year audit and non-audit fees; compliance with our business practices and ethical standards; and overseeing our risk analysis and risk management.  The Audit Committee, on a prospective basis, will perform an annual self-assessment of its effectiveness and review its charter annually.  This is a report on the Audit Committee’s activities relating to the fiscal year ended February 28, 2009.

The Audit Committee operates pursuant to a charter that was amended and restated in February 2009.  As set forth in the charter, management is responsible for the preparation, presentation and integrity of Daybreak’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent public accountants are responsible for auditing the annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence.  Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and Daybreak’s independent public accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, the financial statements are presented in accordance with generally accepted accounting principles, or the independent public accountants are in fact “independent.”

At least once each quarter the Audit Committee meets in executive sessions with the independent public accountants outside the presence of management.

In performing its oversight function, the Audit Committee reviews and discusses with management and the independent public accountants the annual audited financial statements and quarterly operating results prior to their issuance.  During the preparation of the reports for the fiscal year ended February 28, 2009, management advised the Committee that the financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee.  These reviews included discussion with the independent public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented.  The Audit Committee has received the written disclosures and the letter from our independent public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent public accountant the independent public accountant’s independence.  The Audit Committee also reviewed the requirements and Daybreak’s compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations.

The Audit Committee is composed of four directors:  Messrs. Wayne G. Dotson, James F. Meara, Dale B. Lavigne and Ronald D. Lavigne.  Our Audit Committee charter provides that the Committee be composed of three (3) or more independent members, meeting the NYSE Alternext independence requirements and the independence standards of the Board.

Pursuant to the NYSE Alternext requirements for audit committee members, each audit committee member must:

(i)	satisfy the independence standards set forth in the definition of independent director and Rule 10A-3 under the Securities Exchange Act of 1934;

(ii)	not have participated in the preparation of the financial statements of the issuer or any current subsidiary of the issuer at any time during the past three years; and

(iii)	be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

The Board has determined that each of the four current members of the Audit Committee is “independent” as defined by these independence rules and standards.  Our Board believes each Audit Committee member has sufficient experience and knowledge in financial and auditing matters to effectively serve and carry out the duties and responsibilities of the Audit Committee.  In addition, the Board has determined that James F. Meara is an “audit committee financial expert” as defined by SEC rules.

Based on its reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of Daybreak’s audited financial statements in the Annual Report on Form 10-K for the year ended February 28, 2009 for filing with the SEC.

The following members of the Audit Committee have given this report:

– James F. Meara, Chairman
– Wayne G. Dotson
– Dale B. Lavigne
– Ronald D. Lavigne

The foregoing report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Audit Committee Report by reference, and will not otherwise be deemed filed under those Acts.

Nominating and Corporate Governance Committee

During the fiscal year ended February 28, 2009, the Nominating and Corporate Governance Committee (the “Governance Committee”) met five times.  The Governance Committee operates under a charter that was amended and restated in February 2009 and is available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and also upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201.

The purpose of the Governance Committee is to assist the Board in promoting the interests of Daybreak and its shareholders through the implementation of sound corporate governance principles and practices.  In that connection, the Governance Committee is responsible for establishing the standards and process for the selection of individuals to serve on the Board and developing and implementing policies and practices relating to corporate governance.  The Governance Committee charter prescribes the Committee’s functions, which include the following:
  Reviewing the independence of all Board and committee members on a regular basis
  Recommending changes in the size or composition of the Board or any of its various committees
  Reviewing our articles of incorporation, bylaws, and committee charters, and recommending such amendments thereto as it may deem necessary or appropriate
  Reviewing our Corporate Governance Guidelines and ensuring compliance with SEC guidelines and regulations
  Reviewing any material related party transactions between the Company and its officers, directors and affiliates which are submitted in accordance with our Policy Statement Regarding Related Party Transactions
  Overseeing the annual self-assessment performed by the Board and each committee
  Receiving shareholder proposals and recommending action with respect thereto
  Recommending such additional actions related to corporate governance matters as the Committee may deem necessary or appropriate from time to time.
The Governance Committee has the authority to appoint, terminate, compensate and oversee special legal counsel, firms, other advisors and consultants to advise and assist the Governance Committee in carrying out its responsibilities or exercising its powers.

The members of the Governance Committee are Messrs. Wayne G. Dotson, Ronald D. Lavigne, Dale B. Lavigne and James F. Meara.

Compensation Committee

During the fiscal year ended February 28, 2009, the Compensation Committee met six times.  The Compensation Committee operates pursuant to a charter that was amended and restated in February 2009 and is available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and also upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201.

The purpose of the Compensation Committee is to review all aspects of development and compensation of our Board and executive officers.  The Compensation Committee charter prescribes the Committee’s functions, which include the following:
  Assisting the Board in developing and evaluating potential candidates for executive positions
  Reviewing and approving on an annual basis the corporate goals and objectives with respect to the chief executive officer
  Reviewing and approving on an annual basis the evaluation process and compensation structure for the Company’s executive officers
  Overseeing the establishment and administration of the Company’s benefit programs
  Reviewing the disclosures in the Compensation Discussion & Analysis (“CD&A”) and producing an annual compensation committee report for inclusion in the proxy statement.

The Compensation Committee has the authority to retain compensation consultants, outside counsel and other advisors as the Compensation Committee deems appropriate in its sole discretion, but did not do so during the fiscal year ended February 28, 2009.

The members of the Compensation Committee are Messrs. Wayne G. Dotson, Dale B. Lavigne and James F. Meara.

For a more detailed discussion of the processes employed by our Compensation Committee in determining executive officer compensation,  see “Executive Compensation” beginning on page 21 of this Proxy Statement.

REPORT OF THE COMPENSATION COMMITTEE

Disclosure under this section is not required for a smaller reporting company.

DIRECTOR COMPENSATION

The Board has adopted a Non-Employee Director Compensation Plan (the “Director Compensation Plan”) under which it compensates directors that are not employees of the Company.

Effective as of October 20, 2008, each director who is not an employee or officer of the Company (“non-employee director”) receives an annual cash retainer of $9,000.  Each non-employee director also receives $500 per Board meeting attended and $500 per committee meeting attended.  Additionally, the chairman of the Audit Committee receives an additional annual retainer of $1,500 and all other committee chairmen receive an additional $750 annual retainer.  Director fees are paid in cash on a quarterly basis.  Additionally, directors are reimbursed for any out-of-pocket expenses.

In addition to cash fees, effective as of April 6, 2009, non-employee directors receive automatic awards of 150,000 shares of restricted common stock of the Company (the “restricted shares”) upon election to the Board. Additionally each non-employee director will receive 5,000 restricted shares annually, granted in conjunction with the Company’s Annual Meeting of Shareholders, and pursuant to the 2009 Restricted Stock and Restricted Stock Unit Plan (the “2009 Plan”).  Restricted shares  granted to non-employee directors are restricted until the earlier of three years or termination by reason of death, disability or retirement from the Board.  The Board has discretion to remove any transfer restrictions on restricted shares in the case of any other circumstance deemed appropriate by the Board.

On April 6, 2009, the Compensation Committee approved awards of restricted shares to the members of the Board in recognition of their leadership and contribution during the restructuring and transformation of the Company during the fiscal year ended February 28, 2009.  Messrs. Dotson and Meara were each awarded 150,000 restricted shares.  Messrs. D. Lavigne, R. Lavigne and Lindsey were each awarded 200,000 restricted shares.  On the grant date of April 7, 2009, the closing price of our stock was $0.10 per share.  The Restricted Shares were granted pursuant to the 2009 Plan and vest over three years at a rate of 33 1/3% each year.  The 2009 Plan is described under the heading “Equity Compensation Plan Information” beginning on page 24.

Prior to October 20, 2008, directors of the Company were compensated for their services at a rate of $750 per month, in addition to being reimbursed for expenses incurred in attending Board and Committee meetings.  Director fees were paid in cash on a quarterly basis.

The Compensation Committee periodically reviews our director compensation practices.  The Compensation Committee believes that our director compensation is fair and appropriate in light of the responsibilities and obligations of our directors.

DIRECTOR SUMMARY COMPENSATION TABLE

The table below provides information concerning compensation paid or accrued by us for payment to directors for the fiscal year ended February 28, 2009.(1)

Name	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All other compensation ($)	Total ($)
Wayne G. Dotson(3)	11,750	15,000	-	26,750
Dale B. Lavigne	14,274	20,000	-	34,274
Ronald D. Lavigne	13,274	20,000	-	33,274
James F. Meara	14,548	15,000	-	29,548

(1)	The following directors’ compensation is included in the Summary Compensation Table on page 22 under the column “All Other Compensation”: Messrs. Timothy R. Lindsey and James F. Westmoreland.
(2)
The compensation committee of the Board awarded restricted shares of common stock of the Company (the “restricted shares”) to the members of the Board in recognition of their leadership and contribution during the restructuring and transformation of the Company.  Messrs. Dotson and Meara were each awarded 150,000 restricted shares.  Messrs. D. Lavigne and R. Lavigne were each awarded 200,000 restricted shares.  On the grant date of April 7, 2009, the closing price of our stock was $0.10 per share.  The Restricted Shares were granted pursuant to the 2009 Plan and vest over three years at a rate of 33 1/3% each year.  The 2009 Plan is described under the heading “Equity Compensation Plan Information” beginning on page 24.

(3)	Mr. Dotson joined the Board in July 2008.

EXECUTIVE OFFICERS

Executive Officers

Executive officers are elected annually by our Board and serve at the discretion of the Board.  There are no arrangements or understandings between any of the directors, officers, and other persons pursuant to which such person was selected as an executive officer.

The following information concerns our executive officers as of May [11], 2009, including the business experience of each during the past five years:

Name	Age	Executive Since	Office

James F. Westmoreland	53	2007	President and Chief Executive Officer
Robert N. Martin	54	2004	Senior Vice President, Exploration
Bennett W. Anderson	48	2006	Chief Operating Officer

James F. Westmoreland.  See “Proposal Number 1:  Election of Directors” for biographical information about Mr. Westmoreland.

Robert N. Martin was appointed Senior Vice President, Exploration in December 2007, resigning from his position as President.  Prior to becoming the President of the Company in December 2004, Mr. Martin was the president of LongBow Energy Corporation from February 2003 until November 2004.  Mr. Martin served a director of Daybreak from December 2004 to December 2007.  He also serves as a Director for Roadrunner Oil & Gas, Inc., a Calgary-based oil and gas exploration, development and production company with operations based Denver, Colorado and Houston, Texas.  Mr. Martin is President and a Director of 413294 Alberta Ltd., a Calgary real estate and consulting firm.  Mr. Martin graduated from McGill University with a Bachelor of Science degree, and is a member of the Association of Professional Geologists, Geophysicists and Engineers of Alberta and a member of the Canadian Society of Petroleum Geologists.

Bennett W. Anderson was appointed Chief Operating Officer in 2006.  Prior to that, he was a private investor from 2002 - 2006.  He served as a Senior Vice President with Novell, Inc. from 1998-2002.  Mr. Anderson’s duties included product direction, strategy and market direction, and training and support for the field sales staff.  He led 25 product managers in supporting products and suites with revenues of $60,000,000 and an annual growth rate of 80%.  He also managed 300 engineers to develop more than 20 core technologies. From 1978 to 1982, Mr. Anderson worked as a rig hand and was involved in drilling over a dozen wells in North Dakota.  He holds a B.S. degree from Brigham Young University in Computer Science and graduated with University Honors of Distinction.

Legal Proceedings

As of the date hereof, it is the opinion of management that there is no material proceeding to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries.

None of Daybreak’s current directors or Executive Officers has, during the past five years:

a)
Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

c)
Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d)
Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compensation Committee Interlocks and Insider Participation

Disclosure under this section is not required for a smaller reporting company.

EXECUTIVE COMPENSATION

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies.  The following Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

Compensation Overview

This Compensation Overview discusses the material elements of the compensation awarded to, earned by or paid to our executive officers, and the Compensation Committee’s role in the design and administration of these programs and policies in making specific compensation decisions for our executive officers, including officers who are considered to be “named executive officers” during the fiscal year ended February 28, 2009.  Throughout this Proxy Statement, named executive officers consist of any individual who served as our Chief Executive Officer during the fiscal year ended February 28, 2009, and our two most highly compensated executive officers other than the Chief Executive Officer during the fiscal year ended February 28, 2009.  For the fiscal year ended February 28, 2009 under the smaller reporting company rules, our named executive officers are: James F. Westmoreland, President and Chief Executive Officer; Robert N. Martin, Senior Vice President, Exploration; Bennett W. Anderson, our Chief Operating Officer; and Timothy R. Lindsey, former Interim President and Chief Executive Officer.

General Discussion of Executive Compensation

The Compensation Committee has responsibility for establishing, implementing and continually monitoring adherence to our compensation philosophy.  As part of the process of continuing to restructure the Board and management during the fiscal year ended February 28, 2009, the Company, through the Compensation Committee, focused on researching and establishing an appropriate compensation program for its employees and directors on a going forward basis.  In deciding on the type and amount of compensation for each named executive officer, we focused on the market value of the role and current pay of the individual, along with the Company’s current cost structure.  For the fiscal year ended February 28, 2009, compensation to our named executive officers consisted primarily of base salaries.  Also, the Board, with assistance from the Compensation Committee,  approved cash bonuses and stock-based compensation awards for two of our named executive officers in recognition of past services and to align executive goals with shareholder value.  For the fiscal year ending February 28, 2010, the Company has approved a 2009 Restricted Stock and Restricted Stock Unit Plan pursuant to which it may compensate executive officers, directors, consultants and employees.  These elements of compensation, as applied in the fiscal year ended February 28, 2009, are described in more detail under “Narrative Disclosure to Summary Compensation Table”, beginning on page 22 of this Proxy Statement.

Summary Compensation Table

The following table sets forth summary information concerning the compensation we paid or accrued during the fiscal years ended February 28, 2009 and February 29, 2008 to our named executive officers.

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
James F. Westmoreland(1)	February 28, 2009	83,333	150,000(2)	50,000(3)	-	283,333
President and Chief Executive Officer, former Executive Vice President and Chief Financial Officer	February 29, 2008	-	-	-	9,225(4)	9,225
Robert Martin(5),(6)	February 28, 2009	186,000	-		-	186,000
Senior Vice President, Exploration	February 29, 2008	174,000	-	-	19,500(7)	193,500
Bennett W. Anderson	February 28, 2009	126,000	-	-	-	126,000
Chief Operating Officer	February 29, 2008	126,000	-	-	-	126,000
Timothy R. Lindsey(8)	February 28, 2009	-	175,000(9)	70,000(10)	10,000(11)	255,000
Former Interim President and Chief Executive Officer	February 29, 2008	-	-	-	30,000(12)	30,000

(1)
Mr. Westmoreland commenced his employment on December 14, 2007, as the Company’s interim Chief Financial Officer, and was appointed Executive Vice President and Chief Financial Officer in April 2008.  He was appointed to the position of President and Chief Executive Officer of the Company in October 2008, and continues to serve as the interim principal finance and accounting officer of the Company.

(2)
Mr. Westmoreland served as an officer of the Company without compensation from December 2007 to October 2008.  On October 20, 2008, the compensation committee awarded a cash bonus of $150,000 to Mr. Westmoreland in recognition of his past services.

(3)
The compensation committee of the Board awarded Mr. Westmoreland 500,000 restricted shares as compensation for his past services as Executive Vice President and Chief Financial Officer of the Company.  On the grant date of April 7, 2009, the closing price of our stock was $0.10 per share. The restricted shares were granted pursuant to the 2009 Plan and vest over three years at a rate of 33 1/3% each year.  The 2009 Plan is described under the heading “Equity Compensation Plan Information” beginning on page 24.

(4)	Reflects consulting fees paid from August 2007 through December 2007.
(5)	Mr. Martin resigned as President and was appointed Senior Vice President, Exploration on December 14, 2007, and resigned as director on December 18, 2007.
(6)	Payments for Mr. Martin’s services are paid directly to 413294 Alberta Ltd., a Canadian private consulting firm.
(7)	Includes $12,000 for business-related expenses, per Mr. Martin’s consulting contract which expired on February 29, 2008, paid $1,000 monthly. Also includes $7,500 paid for director fees.
(8)	On October 20, 2008, Mr. Lindsey, resigned as interim President and Chief Executive Officer of the Company.
(9)
Mr. Lindsey served as interim President and Chief Executive Officer of the Company without compensation.  As such, on October 20, 2008, the compensation committee awarded a cash bonus of $175,000 to Mr. Lindsey in recognition of his past services.

(10)
The compensation committee of the Board awarded Mr. Lindsey 700,000 restricted shares.  On the grant date of April 7, 2009, the closing price of our stock was $0.10 per share.   Mr. Lindsey was awarded 500,000 restricted shares as compensation for his past services as interim President and Chief Executive Officer, and 200,000 restricted shares were awarded in recognition of his leadership and contribution as a director during the restructuring and transformation of the Company during the fiscal year ended February 29, 2009.  The Restricted Shares were granted pursuant to the 2009 Plan and vest over three years at a rate of 33 1/3% each year.  The 2009 Plan is described under the heading “Equity Compensation Plan Information” beginning on page 24.

(11)	Reflects $10,000 paid for director fees.
(12)	Includes $21,000 in consulting fees paid from February 2007 through December 2007; and $9,000 paid for director fees.

Narrative Disclosure to Summary Compensation Table

Base Salaries; Compensation for Past Services

On October 20, 2008, the Board appointed James F. Westmoreland to the position of President and Chief Executive Officer of the Company.  Mr. Westmoreland stepped down from his role of Executive Vice President and Chief Financial Officer of the Company, but currently continues to serve as the interim principal finance and accounting officer of the Company.  In connection with Mr. Westmoreland’s appointment as President and Chief Executive Officer, the Compensation Committee approved an annual salary payable to him of $200,000, retroactive to October 1, 2008.  As Mr. Westmoreland previously served as an officer of the Company without compensation, the Compensation Committee also awarded a cash bonus of $150,000 to Mr. Westmoreland in recognition of his past services.  As further compensation for his services during the fiscal year ended February 28, 2009, the Compensation Committee agreed to award Mr. Westmoreland shares of common stock of the Company, in an amount to be determined.  Subsequently, on April 6, 2009, the Compensation Committee approved an award to Mr. Westmoreland of 500,000 shares of restricted common stock of the Company, with a grant date of April 7, 2009.

In conjunction with Mr. Westmoreland’s appointment as President and Chief Executive Officer, on October 20, 2008, Timothy R. Lindsey resigned from his position as interim President and Chief Executive Officer.  Mr. Lindsey will continue to serve in his capacity as a director of the Company.  Mr. Lindsey served as interim President and Chief Executive Officer of the Company without compensation.  As such, the Compensation Committee awarded a cash bonus of $175,000 to Mr. Lindsey in recognition of his past services.  As further compensation for his services as interim President and Chief Executive Officer during the fiscal year ended February 28, 2009, the Compensation Committee agreed to award Mr. Lindsey shares of common stock of the Company, in an amount not determined.  Subsequently, on April 6, 2009, the Compensation Committee  approved an award to Mr. Lindsey of 500,000 shares of restricted common stock of the Company, with a grant date of April 7, 2009.

After reviewing the Company’s current cost structure, on April 6, 2009, the Board, with the assistance of the Compensation Committee, approved an arrangement reducing the base salaries of the Company’s named executive officers.  Effective April 1, 2009, the salary of James F. Westmoreland, President and Chief Executive Officer, was reduced by 25% to $150,000.  The salaries of Robert N. Martin, Senior Vice President – Exploration, and Bennett W. Anderson, Chief Operating Officer, were reduced by 50% to $87,000 and $63,000, respectively.  Additionally, if Mr. Anderson works more than 11 days per month, he will earn an additional amount equal to $200 per day, with such additional amount being capped at $2,200 per month.

The following table provides information regarding our outstanding restricted stock awards held by our named executive officers at the end of the fiscal year ended February 28, 2009.  The Company has no qualified or nonqualified stock option plans and has no outstanding stock options.

Outstanding Equity Awards at Fiscal Year-End

Stock Awards
Name and Principal Position	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
James F. Westmoreland	500,000(1)	50,000(2)
President and Chief Executive Officer, former Executive Vice President and Chief Financial Officer
Robert Martin	-	-
Senior Vice President, Exploration
Bennett W. Anderson	-	-
Chief Operating Officer
Timothy R. Lindsey	500,000(3,4)	50,000(2)
Former Interim President and Chief Executive Officer

(1)
On April 6, 2009, the Compensation Committee  approved an award to Mr. Westmoreland of 500,000 shares of restricted common stock of the Company, with a grant date of April 7, 2009, as further compensation for his past services, as discussed in detail under the heading “Narrative Disclosure to Summary Compensation Table - Base Salaries; Compensation for Past Services”, beginning on page 22.  These  shares of restricted stock were awarded pursuant to the 2009 Plan are subject to transfer restrictions expiring as follows: 166,666 shares in 2010; 166,667 shares in 2011; and 166,667 shares in 2012.and vest over three years at a rate of 33 1/3% each year.

(2)	On the grant date of April 7, 2009, the closing price of our stock was $0.10. Based on the closing price the value of this restricted stock award was $50,000.

(3)
 On April 6, 2009, the Compensation Committee  approved an award to Mr. Lindsey of 500,000 shares of restricted common stock of the Company, with a grant date of April 7, 2009, as further compensation for his past services as interim President and Chief Executive Officer, as discussed in detail under the heading “Narrative Disclosure to Summary Compensation Table - Base Salaries; Compensation for Past Services”, beginning on page 22.  These  shares of restricted stock were awarded pursuant to the 2009 Plan and are subject to transfer restrictions expiring as follows: 166,666 shares in 2010; 166,667 shares in 2011; and 166,667 shares in 2012, and vest over three years at a rate of 33 1/3% each year.

(4)
Does not include 200,000 shares of restricted stock awarded to Mr. Lindsey in recognition of his leadership and contribution during the restructuring and transformation of the Company during the fiscal year ended February 29, 2009.

Other: Securities Trading

We have a policy that executive officers and directors may not purchase or sell exchange traded options to sell or buy Daybreak stock (“puts” and “calls”), engage in short sales with respect to Daybreak stock or otherwise hedge equity positions in Daybreak (e.g., by buying or selling straddles, swaps or other derivatives).

Equity Compensation Plan Information

Effective April 6, 2009, our executive officers, directors, consultants and employees of the Company and its affiliates (“Plan Participants”) are eligible to receive restricted stock and restricted stock units awards under our 2009 Restricted Stock and Restricted Stock Unit Plan (the “2009 Plan”), as a means of providing management with a continuing proprietary interest in the Company.  There are no predeterminations established for restricted stock or restricted stock units to be awarded to our named executive officers or employees.

We believe that awards of this type further the mutuality of interest between our employees and our shareholders by providing significant incentives for these employees to achieve and maintain high levels of performance.  Restricted stock and restricted stock units also enhance our ability to attract and retain the services of qualified individuals.

Under the 2009 Plan, we may grant up to 4,000,000 shares.  The Board delegated the administration of the 2009 Plan to the Compensation Committee.  The Compensation Committee will have the power and authority to select Plan Participants and grant awards of restricted stock and restricted stock units (“Awards”) to such Plan Participants pursuant to the terms of the 2009 Plan.  Awards may be in the form of actual shares of restricted common stock or hypothetical restricted common stock units having a value equal to the fair market value of an identical number of shares of common stock.  Unless otherwise provided by the Compensation Committee in an individual Award agreement, Awards under the 2009 Plan vest 25% on each of the first four anniversaries of the date of grant and the unvested portion of any Award will terminate and be forfeited upon termination of the Plan Participant’s employment or service.

Subject to the terms of the 2009 Plan and the applicable Award agreement, the recipients of restricted stock generally will have the rights and privileges of a shareholder with respect to the restricted stock, including the right to vote the shares and to receive dividends, if applicable.  The recipients of restricted stock units will not have the rights and privileges of a shareholder with respect to the shares underlying the restricted stock unit award until the award vests and the shares are received.  The Compensation Committee may, at its discretion, withhold dividends attributed to any particular share of restricted stock, and any dividends so withheld will be distributed to the Plan Participant upon the release of restrictions on such shares in cash, or at the sole discretion of the Compensation Committee, in shares of common stock having a fair market value equal to the amount of such dividends.  Awards under the 2009 Plan may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Plan Participant other than by will or by the laws of descent and distribution.

Change in Control

Unless otherwise provided in an Award agreement, in the event of a Change in Control (as defined in the 2009 Plan) of the Company the Compensation Committee may provide that the restrictions pertaining to all or any portion of a particular outstanding Award will expire at a time prior to the change in control.  To the extent practicable, any actions taken by the Compensation Committee to accelerate vesting will occur in a manner and at a time which will allow affected Plan Participants to participate in the change in control transaction with respect to the common stock subject to their Awards.

Amendment and Termination

The Board at any time, and from time to time, may amend or terminate the 2009 Plan; provided, however, that such amendment or termination shall not be effective unless approved by the Company’s shareholders to the extent shareholder approval is necessary to comply with any applicable tax or regulatory requirements.  In addition, any such amendment or termination that would materially and adversely affect the rights of any Plan Participant shall not to that extent be effective without the consent of the affected Plan Participant.  The Compensation Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Compensation Committee may not effect any amendment which would materially and adversely affect the rights of any Plan Participant under any Award without the consent of such Plan Participant.

Executive Employment Agreements

Our employees, including our named executive officers, are employed at will and do not have employment agreements.  Our Compensation Committee believes that employment agreements encourage a short-term rather than long-term focus, provide inappropriate security to the executives or employees and undermine the team spirit of the organization.

Payments Upon Termination or Change of Control

We do not have any agreements with any of our named executive officers that affect the amount paid or benefits provided following termination or a change in control.

Deductibility of Compensation

Section 162(m) of the Code places a $1 million per executive cap on the compensation paid to executives that can be deducted for tax purposes by publicly traded corporations each year.  Amounts that qualify as “performance based” compensation under Section 162(m)(4)(c) of the Code are exempt from the cap and do not count toward the $1 million limit if certain requirements are satisfied.  At our current named executive officer compensation levels, we do not presently anticipate that Section 162(m) of the Code should be applicable, and accordingly, our Compensation Committee did not consider its impact in determining compensation levels for our named executive officers for the fiscal year ended February 28, 2009.

Stock Compensation Expense

Effective March 1, 2005, we adopted the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”) for stock based compensation plans under the recognition and measurement provisions of SFAS 123.

Effective March 1, 2006, we adopted the fair value recognition provisions of SFAS No. 123R, “Share Based Payment” and related Interpretations (“SFAS 123R”).

Under both SFAS 123 and SFAS 123R, compensation cost for all share based payments granted on or subsequent to March 1, 2005 are based on the grant date fair value estimated in accordance with the provisions of SFAS 123 and SFAS 123R, for the respective fiscal years. Compensation cost is recognized on a straight line basis over the requisite service period for the entire award in accordance with the provisions of SFAS 123R. If at any date the portion of the grant-date fair value of the award that is vested is greater than that amount recognized on a straight line basis, the amount of the vested grant date fair value is recognized.

We account for transactions in which we issue equity instruments to acquire goods or services from non-employees in accordance with the provisions of SFAS No. 123R (as amended). These transactions are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

TRANSACTIONS BETWEEN THE COMPANY AND MANAGEMENT

Related Party Transactions

The Board adopted a policy prescribing procedures for review, approval and monitoring of transactions involving Daybreak and “related persons” (directors and executive officers or their immediate family members, or shareholders owning five percent or greater of our outstanding stock).  The Policy Statement Regarding Related Party Transactions of Daybreak Oil and Gas, Inc. (“Related Party Transactions Policy”) supplements the conflict of interest provisions in our Ethical Business Policy Conduct Statement and Corporate Governance Guidelines.  The Board has determined that the Governance Committee is best suited to review and consider for approval related party transactions, although the Board may instead determine that a particular related party transaction be reviewed and considered for approval by a majority of disinterested directors.

The Related Party Transactions Policy, as amended and restated in February 2009, covers any related person transaction that involves amounts exceeding $50,000 in which a related person has a direct or indirect material interest.  In addition, the new Related Party Transactions Policy applies specifically to transactions involving Daybreak and any of the following:

(1)	all officers of Daybreak;

(2)	directors and director nominees;

(3)	5% shareholders;

(4)
immediate family members of the foregoing individuals (broadly defined to include any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law);

(5)	any entity controlled by any of the individuals in (1), (2), (3) or (4) above (whether through ownership, management authority or otherwise); and

(6)
certain entities at which any of the individuals in (1), (2), (3) or (4) above is employed (generally, if the individual employed is directly involved in the negotiation of the transaction,  has or shares responsibility at such entity for such transaction, or might receive compensation tied to such transaction).

During the fiscal years ended February 28, 2009 and February 29, 2008, we had the following related party transaction:

Office Lease

Daybreak leases offices from Terrence Dunne & Associates, a company owned by Terrence Dunne (former Chief Financial Officer, director and current 7.5% shareholder). In May 2007, Daybreak increased its office size from 850 to approximately 1,000 square feet and monthly lease payments increased from $1,000 to $1,250 per month. This office lease is currently on a month-to-month basis.  On January 1, 2008, the monthly rent was reduced to $1,000 per month because of a reduction in the square footage being leased.

Charitable Contributions

The Governance Committee shall review, consider and determine whether to approve any proposed charitable contributions, or pledges of charitable contributions, in excess of $120,000 in the aggregate for any fiscal year by the Company to any charitable or non-profit organization in which a Related Party serves as a director, trustee or in a similar capacity or is actively involved in fundraising.  If management, in consultation with the Governance  Committee Chairman, the Company’s Chief Executive Officer or Chief Financial Officer, determines that it is not practicable to wait until the next Committee meeting, the Chairman of the Governance Committee has the delegated authority during the period between Governance Committee meetings, to review, consider and determine whether to approve any such contributions or pledges.  The Chairman of the Governance Committee shall report to the Governance Committee any such contributions or pledges approved by him or her pursuant to this delegated authority at the next Governance Committee meeting.

For the fiscal year ended February 28, 2009, there were no charitable contributions in excess of $120,000.

SECURITY OWNERSHIP

Principal shareholders and directors control the Company through substantial voting power

Our two largest principal beneficial shareholders, along with eight directors and officers of the Company, own and control about 25.5% percent of our outstanding common stock.

Our shareholders do not have the right to cumulative voting in the election of our directors.  Cumulative voting could allow a minority group to elect at least one director to our Board.  Because there is no provision for cumulative voting, a minority group will not be able to elect any directors.  Conversely, if our principal beneficial shareholders and directors wish to act in concert, they would be able to vote to appoint directors of their choice, and otherwise directly or indirectly control the direction and operation of the Company.

Security Ownership of Certain Beneficial Owners, Executive Management and Directors

As of May [21], 2009, the record date, based on information available to the Company, the following table shows the beneficial ownership of the Company’s voting securities (common stock and Series A convertible preferred stock)  by: (i) any persons or entities known by management to beneficially own more than 5% of the outstanding shares of the Company’s common stock; (ii) each current director and director nominee of the Company; (iii) each current executive officer of the Company named in the Summary Compensation Table appearing on page 22; and (iv) all of the current directors and executive officers of Daybreak as a group.  The address of each of the beneficial owners, except where otherwise indicated, is the Company’s address.  Unless otherwise indicated, each person shown below has the sole power to vote and the sole power to dispose of the shares of voting stock listed as beneficially owned.

Class of Stock	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1,2)	Percent of Class(3)

Common Stock(4)	Terrence J. Dunne 601 W. Main Ave, Suite 1017 Spokane, WA 99201	3,539,604	7.5
	Keith A. Hooper(5) 1529 W. Adams St. Chicago, IL 60607	3,176,077	6.8
	Dale B. Lavigne, Chairman of the Board	1,022,555(6)	2.2
	Timothy R. Lindsey, Director	900,000(7)	1.9
	Ronald D. Lavigne, Director	845,414(6)	1.8
	Wayne G. Dotson, Director	150,000(8)	*
	James F. Meara, Director	150,000(8)	*
	Robert Martin, Senior Vice President, Exploration	1,380,000(9)	2.9
	James F. Westmoreland, President and Chief Executive Officer and Director	500,000(10)	1.0
	Bennett W. Anderson, Chief Operating Officer	300,000	*
	All (8) directors and executive officers as a group	5,247,969	11.2

Series A Convertible Preferred Stock(11)	William Hieronymus 15 Reservoir Rd. Wayland, MA 01778	75,000	7.1
	Tensas River Farms I,II,III 551 Lawrence 5470 Alicia, AR 72410	66,667	6.3
	Summittcrest Capital Partners 50 California St., Suite 450 San Francisco, CA 94111	58,333	5.5

(1)
Includes shares held directly or indirectly by 5% or higher shareholders, directors and executive officers over which they have voting power and/or the power to dispose of such shares.  Unless otherwise noted, each individual or member of the group has the sole power to vote and the sole power to dispose of the shares listed as beneficially owned.

(2)
To reflect “beneficial ownership” as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, this column includes shares as to which each individual has (A) sole voting power, (B) shared voting power, (C) sole investment power, or (D) shared investment power and the right to acquire within sixty days.

(3)	Percent of class is shown only for holdings of 1% or more.

(4)	Based upon [46,979,899] shares of common stock outstanding as of May [21, 2009] entitled to one vote per share.

(5)	Includes 2,936,077 shares held directly or as a trustee by Mr. Hooper; and 240,000 shares held indirectly by Hooper Group, a company controlled by Mr. Hooper.

(6)	Includes 200,000 shares of restricted stock (with sole voting power) subject to transfer restrictions expiring as follows: 66,666 shares in 2010; 66,667 shares in 2011; and 66,667 shares in 2012.

(7)	Includes 700,000 shares of restricted stock (with sole voting power) subject to transfer restrictions expiring as follows: 233,333 shares in 2010; 233,333 shares in 2011; and 233,334 shares in 2012.

(8)	Includes 150,000 shares of restricted stock (with sole voting power) subject to transfer restrictions expiring as follows: 50,000 shares in 2010; 50,000 shares in 2011; and 50,000 shares in 2012.

(9)	Mr. Martin’s shares are held by 413294 Alberta Ltd., a Canadian Company, a company controlled by Mr. Martin.

(10)	Includes 500,000 shares of restricted stock (with sole voting power) subject to transfer restrictions expiring as follows: 166,666 shares in 2010; 166,667 shares in 2011; and 166,667 shares in 2012.

(11)
The Preferred shares have the ability to vote together with the common stock with a number of votes equal to the number of shares of common stock to be issued upon conversion of the preferred stock.  Each share of Series A convertible preferred stock can be converted to three common stock shares at any time.  As of May [21], 2009, the record date, there were [1,060,465] shares of Daybreak Series A convertible preferred stock outstanding and entitled to [3,181,395] votes at the Annual Meeting, which number is equal to the number of shares of common stock into which such shares of Series A convertible preferred stock could be converted on the record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of common stock on Forms 3, 4 and 5 with the SEC.  Directors, officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of any forms that they file.  We assist our directors and executive officers in complying with these requirements and are required to disclose in this proxy statement the failure to file these reports on behalf of any reporting person when due.

With respect to our officers and directors, based on our review of such reports, we believe that all such Section 16(a) reports were timely filed during the fiscal year ended February 28, 2009.

PROPOSALS OF SHAREHOLDERS

Under Rule 14a-8 of the Exchange Act, shareholder proposals may be eligible for inclusion in our 2010 Proxy Statement.  We must receive any shareholder’s proposal intended to be presented at the 2010 Annual Meeting at our principal executive offices no later than March 18, 2010, if the proposal is to be considered for inclusion in our Proxy Statement relating to the 2010 Annual Meeting.

If a shareholder intends to present a proposal for consideration at the Company’s 2010 Annual Meeting without inclusion in the Proxy Statement, such proposal must comply with our Amended and Restated Bylaws and any applicable rules and regulations of the SEC and be received by us between February 16, 2010 and March 18, 2010.  Nominations for election of directors by shareholders must be received by the Corporate Secretary at our principal executive office between February 16, 2010 and March 18, 2010 to be properly nominated before the 2010 Annual Meeting, although we are not required to include such nominees in our Proxy Statement.

In accordance with our Amended and Restated Bylaws; however, if the date of the 2010 Annual Meeting of Shareholders is changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, the shareholder notice must be received by us not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the date on which public announcement of the date of such meeting is first made.

In addition, in the event a shareholder proposal is not submitted to us prior to March 13, 2010, the proxy to be solicited will authorize the proxies to vote the shares in accordance with their best judgment and discretion if a proposal is presented at the meeting without any discussion of the proposal in the proxy statement for such meeting.

ANNUAL REPORTS

The Annual Report on Form 10-K of the Company for the fiscal year ended February 28, 2009, which includes our audited financial statements, accompanies this Proxy Statement; however, that report does not form any part of the material for the solicitation of proxies.

By Order of the Board of Directors,

/s/ Karol L. Adams
Karol L. Adams
Corporate Secretary

May [  ], 2009
Spokane, Washington

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
DAYBREAK OIL AND GAS, INC.

ARTICLE I - NAME

The name of this corporation is DAYBREAK OIL AND GAS, INC. (the “Corporation”).

ARTICLE II - PURPOSE

The purpose of the Corporation is to transact any and all lawful business for which corporations may be incorporated under Title 23B of the Revised Code of Washington, as amended (the “Washington Business Corporation Act”).

ARTICLE III – REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation is 925 Fourth Avenue, Suite 2900, Seattle, Washington, 98104-1158, and the name of the registered agent at such address is PTSGE Corp.

ARTICLE IV – DURATION

The duration of the Corporation is perpetual.

ARTICLE V - DIRECTORS

The number of directors constituting the board of directors of the Corporation (the “Board”) will be fixed in the manner specified in the bylaws of the Corporation (the “Bylaws”).  In the case of a vacancy in the Board because of a director’s resignation, removal or other departure from the Board, or because of an increase in the number of directors, the remaining directors, by majority vote, or the sole remaining director, in each case, although less than a quorum, and not the shareholders, shall fill such vacancy.  If for any reason there are no directors in office, the vacancies will be filled by a special election by shareholders.

ARTICLE VI – CAPITAL SHARES

6.1           Classes.  The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

6.2           Common Stock.  The total number of shares of Common Stock that the Corporation will have authority to issue is Two Hundred Million (200,000,000).  The shares shall have a par value of $0.001 per share.  Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

6.3           Preferred Stock.  The total number of shares of Preferred Stock that the Corporation will have authority to issue is Ten Million (10,000,000).  The Preferred Stock shall have a stated value of $0.001 per share. The authorized shares of Preferred Stock may be divided into and issued in series.  Authority is vested in the Board, subject to the limitations and procedures prescribed by law, to divide any part or all of such Preferred Stock into any number of series, to fix and determine relative rights and preferences of the shares of any series to be established, and to amend the rights and preferences of the shares of any series that has been established but is wholly unissued.  Within any limits stated in these Amended Articles of Incorporation (“Articles”) or in the resolution of the Board establishing a series, the Board, after the issuance of shares of a series, may amend the resolution establishing the series to decrease (but not below the number of shares of such series then outstanding) the number of shares of that series, and the number of shares constituting the decrease shall thereafter constitute authorized but undesignated preferred shares.

The authority herein granted to the Board to determine the relative rights and preferences of the Preferred Stock shall be limited to unissued shares, and no power shall exist to alter or change the rights and preferences of any shares that have been issued.  Preferred Stock, or any series thereof, may have rights that are identical to those of Common Stock.

6.4           Series A Convertible Preferred Stock.  Two Million Four Hundred Thousand (2,400,000) shares of Preferred Stock shall be designated and known as Series A Convertible Preferred Stock (the “Series A Preferred”). The relative rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred and the holders thereof are as follows:

6.4.1  Dividends.

(a)  The holders of Series A Preferred shall be entitled to receive dividends at the rate of six percent (6%) per annum, payable out of the funds legally available therefor (whether in cash or in kind); dividends shall begin to accrue on the final closing date of the private placement by which such preferred shares were offered and sold, and shall be cumulative.

(b)  No dividends or other distributions shall be made with respect to the Common Stock, other than dividends payable solely in Common Stock, unless at the same time an equivalent dividend with respect to the Series A Preferred has been paid or set apart or such equivalent dividend has been waived by the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of Series A Preferred.  Any declared but unpaid dividends on the shares of Series A Preferred shall be paid upon the conversion of such shares into Common Stock either (at the option of the Corporation) by payment of cash or by the issuance of shares of Common Stock at the conversion rate.

6.4.2  Liquidation Preference.

(a)  In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of the Series A Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of this Corporation to the holders of Common Stock by reason of their ownership thereof, and subject to the rights of any series of Preferred Stock that ranks on liquidation prior to the Series A Preferred, an amount equal to all accrued or declared but unpaid dividends on such shares, for each share of Series A Preferred then held by them.  The remaining assets shall be distributed ratably to the holders of Common and Series A Preferred on a common equivalent basis.

(b)  (i) A consolidation or merger of this Corporation with or into any other corporation or corporations pursuant to which the shareholders of this Corporation prior to the merger or similar transaction shall own less than fifty percent (50%) of the voting securities of the surviving corporation, (ii) a sale, conveyance or disposition of all or substantially all of the assets of this Corporation, or (iii) the effectuation by this Corporation of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is disposed of (other than the sale of Preferred Stock), shall be deemed to be a liquidation, dissolution or winding up within the meaning of this subsection 6.4.2 and shall entitle the holders of Series A Preferred and Common Stock to receive at the closing in cash or securities the amount as specified in subsection 6.4.2(a) above.

(c)  Whenever the distribution provided for in this subsection 6.4.2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board, and with respect to the gross amounts of their distributions, the holders of Series A Preferred shall participate ratably in the distribution of such securities or other property.

(d)  The Corporation shall give each holder of record of Series A Preferred written notice of any impending event designated in subsection 6.4.2(b) above not later than twenty (20) days prior to the shareholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction.

The transaction shall in no event take place sooner than twenty (20) days after this Corporation has given the notice provided for herein; provided, however, that such period may be shortened upon the written consent of the holders of Series A Preferred who are entitled to such notice rights or similar notice rights and who represent at least a majority of the voting power of all then outstanding shares of such Series A Preferred.

6.4.3  Voting Rights.  Except as otherwise expressly provided herein or as required by law, the holder of each share of Series A Preferred shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred could then be converted, and with respect to such, shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock (except as otherwise expressly provided herein or as required by law), voting together with the Common Stock as a single class, and shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws.

6.4.4  Conversion.  The holders of Series A Preferred shall have conversion rights as follows:

(a)  Right to Convert.  Each share of Series A Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into three (3) fully paid and nonassessable shares of Common Stock.  The conversion price shall initially be $1.00 per share Common Share for the Series A Preferred (the “Series A Conversion Price”), and shall be subject to adjustment as set forth herein.

(b)  Automatic Conversion.  Each share of Series A Preferred shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the earlier of (i) the date specified by vote or written consent or agreement of the holders of a majority of the outstanding shares of Series A Preferred; or (ii) if the Common Stock into which the Series A Convertible Preferred Stock are convertible are registered with the Securities and Exchange Commission and at any time after to the effective date of the registration statement the Company’s Common Stock closes at or above $3.00 per share for twenty (20) out of thirty trading days (30) days.

(c)  Mechanics of Conversion.  Before any holder of Series A Preferred shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates thereof, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall give written notice to this Corporation at such office that he, she or it elects to convert the same and shall state therein the name or names in which he, she or it wishes the certificate or certificates for shares of Common Stock to be issued; provided, however, that in the event of an automatic conversion pursuant to subsection 6.4.4(b), the outstanding shares of Series A Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to this Corporation or its transfer agent.  This Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred are either delivered to this Corporation or its transfer agent as provided above, or the holder notifies this Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to this Corporation to indemnify this Corporation from any loss incurred by it in connection with such certificates.  This Corporation shall, as soon as practicable after delivery of such certificate, or such agreement of indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Series A Preferred a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred, or in the case of automatic conversion under subsection 6.4.4(b), on the date of closing of the public offering, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(d)  Adjustments to Series A Conversion Price for Diluting Issues.

(i)  Special Definitions.  For purposes of this subsection 6.4.4(d), the following definitions shall apply:

(1)  “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(2)  “Original Issue Date” shall mean the date on which the first share of any Series A Preferred is issued.

(3)  “Convertible Securities” shall mean any evidences of indebtedness, shares (other than the Series A Preferred) or other securities convertible into or exchangeable for Common Stock.

(4)  “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Article 6.4(d)(iii), deemed to be issued) by this Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

(A)  Upon conversion of shares of Series A Preferred;

(B)  To a commercial lender or lessor in a transaction that is approved by the Board;

(C)  As a dividend or distribution on the Series A Preferred;

(D)  For which adjustment of the Conversion Price is made pursuant to subsection 6.4.4(e);

(E)  To officers, directors, employees or sales representatives of, or consultants to, this Corporation pursuant to stock option or stock purchase plans, agreements or arrangements approved by the Board;

(F)  In connection with strategic business transactions that are approved by the Board; or

(G)  In connection with acquisitions of other companies or assets in transaction that are approved by the Board.

(ii)  No Adjustment of Series A Conversion Price.  No adjustment in the Series A Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by this Corporation is less than the applicable Series A Conversion Price in effect on the date of, and immediately prior to, such issue.

(iii)  Deemed Issue of Additional Shares of Common Stock.  In the event this Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to subsection 6.4.4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Series A Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)  No further adjustments in the Series A Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2)  If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to this Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Series A Conversion Price shall affect Common Stock previously issued upon conversion of the Series A Preferred);

(3)  Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A)  In the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by this Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by this Corporation upon such exercise, or for the issue of all such Convertible Securities that were actually converted or exchanged, plus the additional consideration, if any, actually received by this Corporation upon such conversion or exchange, and

(B)  In the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by this Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by this Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by this Corporation (determined pursuant to subsection 6.4.4(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4)  No readjustment pursuant to clauses (2) or (3) above shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (A) the Series A Conversion Price on the original adjustment date, or (B) the Series A Conversion Price that would have resulted from any issuance of such Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(5)  In the case of any Options that expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Series A Conversion Price shall be made, except as to shares of Series A Preferred converted in such period, until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above.

(iv)  Adjustment of Series A Conversion Price Upon Issuance of Additional Shares of Common Stock.  In the event this Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection 6.4.4(d)(iii)) without consideration or for a consideration per share less than the Series A Conversion Price applicable to a particular series of Preferred Stock in effect on the date of and immediately prior to such issue, then, and in such event, such Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-tenth of a cent) determined by multiplying such Series A Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A Conversion Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such Additional Shares of Common Stock so issued.  For purposes of the above calculation, the number of shares of Common Stock outstanding shall not include in such calculation any Additional Shares of Common Stock issuable with respect to shares of Series A Preferred, Convertible Securities, or outstanding options, warrants or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of the respective Series A Conversion Prices (or other conversion ratios) resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

(v)  Determination of Consideration.  For purposes of this subsection 6.4.4(d), the consideration received by this Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1)  Cash and Property:  Such consideration shall:

(A)  Insofar as it consists of cash, be computed at the aggregate amount of cash received by this Corporation but excluding any amounts paid or payable for accrued interest or accrued dividends;

(B)  Insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board; and

(C)  In the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of this Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

(2)  Options and Convertible Securities.  The consideration per share received by this Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 6.4.4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

(A)  The total amount, if any, received or receivable by this Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to this Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

(B)  The maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(e)  Adjustments to Series A Conversion Price for Stock Dividends and for Combinations of Subdivisions of Common Stock.  In the event that this Corporation at any time or from time to time after the Original Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Series A Conversion Price shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.  In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then this Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(f)  Adjustments for Reclassification and Reorganization.  If the Common Stock issuable upon conversion of the Series A Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in subsection 6.4.4(e) above or a merger or other reorganization referred to in subsection 6.4.2(c) above), then the Series A Conversion Price as then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A Preferred shall be convertible into, in lieu of the number of shares of Common Stock that the holders would have otherwise been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred immediately before that change.

(g)  No Impairment.  This Corporation will not, by amendment of these Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Article VI and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

(h)  Certificates as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the applicable Series A Conversion Price pursuant to this Article VI, this Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate prepared by this Corporation setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred.

(i)  Notices.  In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, this Corporation shall mail to each holder of Preferred Stock at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.  In the event of any proposal by this Corporation to take any action that would result in any liquidation or deemed liquidation of this Corporation, this Corporation shall mail to each holder of Series A Preferred at least twenty (20) days prior to the date of such proposed transaction a notice specifying the proposed date of such transaction.  Any notice required by the provisions of this Article VI to be given to the holders of shares of Series A Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of this Corporation.

If the mailing address of any holder of Series A Preferred is outside of the United States, a copy of any notice to be sent pursuant to Article VI shall be sent to such holder by telecopy or telex (with confirmation of receipt) and shall be deemed given upon transmission and any notices deposited in the mail shall be sent by registered airmail.

(j)  Issue Taxes.  This Corporation shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred pursuant hereto; provided, however, that this Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(k)  Reservation of Stock Issuable Upon Conversion.  This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging its best efforts to obtain the requisite shareholder approval of any necessary amendment to these Articles.

(l)  Fractional Shares.  No fractional shares shall be issued upon the conversion of any share or shares of Series A Preferred.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, this Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board).

6.5  Protective Provisions.  So long as any Series A Preferred is outstanding, this Corporation shall not, without the written consent in lieu of a meeting, or the affirmative vote at a meeting called for such purpose, of the holders of at least a majority of the shares of Series A Preferred then outstanding:

(a)  Change as a whole, by subdivision or combination in any manner, the number of shares of the Common Stock then outstanding into a different number of shares, with or without par value, without making the identical change as a whole in the number of shares of Series A Preferred then outstanding;

(b)  Amend, alter or repeal, in any manner whatsoever, the designations, powers, preferences, relative participating, optional or other special rights, qualifications, limitations and restrictions for the benefit of the Series A Preferred;

(c)  Declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of this Corporation, or other property) on shares of its Common Stock (other than a dividend payable solely in shares of Common Stock);

(d)  Increase the number of authorized shares of Series A Preferred or Common Stock;

(e)  Authorize, create, issue or reclassify any other equity security (including any security convertible into or exercisable for any equity security) having rights or preferences senior to any of the rights or preferences of the Series A Preferred;

(f)  Amend these Articles or the Bylaws in any manner that affects the rights of the holders of Series A Preferred;

(g)  Approve the liquidation or dissolution of this Corporation or the sale of all or substantially all of the assets of this Corporation; or

(h)  Authorize the repurchase by this Corporation of any shares of its capital stock, except for the redemption or repurchase of shares of Common Stock from employees or consultants upon termination of their employment or services pursuant to agreements providing for such repurchase.

6.6  Issuance of Certificates.  The Board shall have the authority to issue shares of the capital stock of this Corporation and the certificates therefor subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

ARTICLE VII - BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, adopt, repeal, alter, amend, and rescind the Bylaws by a resolution adopted by a majority of the directors.

ARTICLE VIII – NO CUMULATIVE VOTING

Shareholders of the Corporation do not have the right to cumulate votes in the election of directors.

ARTICLE IX – NO PREEMPTIVE RIGHTS

Shareholders of the Corporation have no preemptive rights to acquire additional shares issued by the Corporation, or any securities convertible into, or carrying or evidencing any rights or option to purchase, any such shares, other than any preemptive rights otherwise described within these Articles.

ARTICLE X – LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION

A director of the Corporation will not be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director; (ii) conduct which violates Section 23B.08.310 of the Washington Business Corporation Act, pertaining to unpermitted distributions to shareholders or loans to directors; or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled.  If the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation will be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended.  Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation will not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions occurring prior to such repeal or modification.

The Corporation is authorized to indemnify, agree to indemnify or obligate itself to advance or reimburse expenses incurred by its Directors, officers, employees or agents in any Proceeding (as defined in the Washington Business Corporation Act) to the fullest extent permitted under the laws of the State of Washington, as may now or hereafter exist.

YOUR VOTE IS IMPORTANT
Please complete, date, sign and mail
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as soon as possible.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,  DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROXY - DAYBREAK OIL AND GAS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
Annual Meeting—July 16, 2009

The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby constitutes and appoints KAROL L. ADAMS and THOMAS C. KILBOURNE, and each of them, their true and lawful agents and proxies with power of substitution in each, to represent and vote at the Annual Meeting to be held at 11:00 a.m. on July 16, 2009 at 601 W. Main Avenue, Spokane, Washington, 99201 or at any adjournment thereof, on all matters properly coming before said meeting, all shares of DAYBREAK OIL AND GAS, INC. which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals (1), (2) and (3). In addition, Karol L. Adams, and Thomas C. Kilbourne, as proxies, are authorized to vote in their discretion on any other matters that may properly come before the meeting.

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(Continued and to be dated and signed on the reverse side.)

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ANNUAL MEETING PROXY CARD	COMPANY NUMBER	CONTROL NUMBER

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A	Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors; Nominees:

01 - Wayne G. Dotson	02 - Dale B. Lavigne	03 - Ronald D. Lavigne
04 - Timothy R. Lindsey	05 - James F. Meara	06 - James F. Westmoreland

□	Mark here to vote FOR all nominees	□	Mark here to WITHHOLD vote from all nominees	□	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

2.	Ratification and approval of Malone & Bailey, PC as our independent public accountants for the fiscal year ending February 28, 2010.	FOR □	AGAINST □	ABSTAIN □	3.	Approval of the Amended and Restated Articles of Incorporation.	FOR □	AGAINST □	ABSTAIN □

4.	In the discretion of the proxies, Karol L. Adams and Thomas C. Kilbourne, upon such other matters as may properly come before the meeting.
You are encouraged to specify your choices by marking the appropriate boxes above, but you do not need to mark any boxes if you wish to vote in accordance with our Board of Directors’ recommendations.  The proxies cannot vote your shares unless you sign, date and return this card.

B	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

C	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Note: Executors, administrators, trustees, etc., please give your full title. If a corporation, please sign full corporate name by duly authorized officer. Joint owners should each sign personally.

Date (mm/dd/yyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.